UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2012

Indiana Community Bancorp
(Exact name of registrant as specified in its charter)

Indiana	000-18847	35-1807839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Washington Street, Columbus, Indiana	47201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (812) 522-1592

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 24, 2012, Indiana Community Bancorp (the "Corporation") held the Annual Meeting of Shareholders pursuant to due notice. Holders of a total of 3,157,121 shares were present in person or by proxy at the meeting. One director was elected to the following term, by the following votes:

Director	Expiration of Term	Votes For	Withhold Vote	Broker Non-Votes

John M. Miller	The earlier of the Corporation's 2015 annual shareholder meeting or the consummation of the Merger with Old National Bancorp	2,371,172	111,299	674,649

At the Annual Meeting, the Agreement and Plan of Merger between the Corporation and Old National Bancorp dated January 24, 2012, and the Plan of Merger and merger contemplated thereby (the "Merger") received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,476,342	5,555	575	674,649

As a result, the Agreement and Plan of Merger and the related Plan of Merger and Merger received a favorable vote of at least a majority of the Corporation's outstanding shares and was approved by the Corporation's shareholders.

The propositions described below, each having received a vote, in person or by proxy, of more favorable votes than votes cast against the proposition, were declared to be duly adopted by the shareholders of the Corporation.

	For	Against	Abstain	Broker Non-Votes
Approval of compensation payable to the named executive officers of the Corporation in connection with the Merger	2,224,530	186,081	71,860	674,649
Approval and ratification of the appointment of BKD, LLP as auditors for Indiana Community Bancorp for the year ended December 31, 2012	3,025,228	7,237	124,655	0
Approval of compensation paid to executive officers of Indiana Community Bancorp disclosed in the Proxy Statement	2,339,465	67,379	72,627	677,649

Item 8.01. Other Events.

On July 24, 2012, the Corporation issued a press release announcing that, at the annual shareholders' meeting held on that date, its shareholders approved the Merger of the Corporation with and into Old National Bancorp. The press release also noted that the Merger is expected to close in the third quarter of 2012. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 24, 2012

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Indiana Community Bancorp (Registrant)
July 24, 2012 (Date)	/s/ MARK T. GORSKI Mark T. Gorski Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated July 24, 2012